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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported) May 5, 2006

                                  Neoware, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                  000-21240                  23-2705700
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification  No.)

     3200 Horizon Drive, King of Prussia, Pennsylvania            19406
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

         In May 2006, Michael Kantrowitz, the Chairman, President and Chief Executive Officer of Neoware, Inc. (the "Company"), adopted a Rule 10b5-1 stock trading plan under which Mr. Kantrowitz may sell up to 20% of his total holdings, or 87,500 shares, of the Company's common stock, including issued and outstanding shares and shares issuable under stock options. The shares may be sold on a periodic basis starting on May 18, 2006, provided that the Company's stock price reaches certain target prices set forth in the plan. Prior to entering into the plan, Mr. Kantrowitz held shares of common stock and options representing a total of 441,500 shares. Mr. Kantrowitz has entered into the plan to diversify a portion of his assets in an orderly fashion and currently intends to use a portion of the proceeds to exercise incentive stock options. Any transactions under the plan will be reported by Mr. Kantrowitz on Form 144 and Form 4 filings with the Securities and Exchange Commission.

         The Plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company's insider trading policy. Rule 10b5-1 allows corporate insiders to establish prearranged written stock trading plans at a time when the insider is not aware of material, nonpublic information. Subsequent receipt by the insider of material, nonpublic information will not prevent prearranged transactions under the Rule 10b5-1 plan from being executed.

         Except as may be required by law, the Company does not undertake to report future plans by Mr. Kantrowitz or other officers or directors of the Company nor to report modifications, terminations, transactions or other activities under such trading plans.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                    NEOWARE, INC.


Dated: May 16, 2006                 By: /S/ Keith D. Schneck
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                                    Keith D. Schneck, Executive Vice President
                                    and Chief Financial Officer


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